================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported) May 5, 2004 (May 3, 2004)

                              Pharmion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-50447                84-1521333
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

2525 28th Street, Boulder, Colorado                                80301
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    720-564-9100

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================

Item 5.     Other Events and Regulation FD Disclosure
            On May 3, 2004, Pharmion Corporation, a Delaware corporation (the "Company"), issued a press release announcing that it has appointed Lipomed as its exclusive distributor for Thalidomide Pharmion in Switzerland and Austria. The partnership agreement expands the Company's safety program and resolves outstanding litigation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information And Exhibits
            (c) Exhibits

            99.1 Press Release, dated May 3, 2004, entitled "Pharmion Appoints Lipomed Swiss and Austrian Distributor for Thalidomide Pharmion."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        PHARMION CORPORATION

Date: May 5, 2004                                   By: /s/ Erle T. Mast
                                                        -----------------------
                                                        Erle T. Mast
                                                        Chief Financial Officer